Supplement to the
Fidelity® SAI Low Duration Income Fund, Fidelity® SAI Short-Term Bond Fund and Fidelity® SAI Total Bond Fund
October 29, 2022
STATEMENT OF  ADDITIONAL INFORMATION

The following information supplements similar information for Fidelity® SAI Total Bond Fund found in the "Management Contract" section.

The following table provides information relating to other accounts managed by Mr. Castagliuolo as of October 31, 2022:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	24	3	1
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$45,158	$2,028	$235
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes assets of Fidelity® SAI Total Bond Fund managed by Mr. Castagliuolo ($2,830 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of October 31, 2022, the dollar range of shares of Fidelity® SAI Total Bond Fund beneficially owned by Mr. Castagliuolo was none.

STBB-22-011.9899404.101	December 23, 2022